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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 28, 2005
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



            DELAWARE                        1-8514               95-3822631
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         A copy of the press release dated January 28, 2005, announcing the Registrant's financial results for the quarter and year ended December 31, 2004 is furnished as Exhibit 99.1 to this report on form 8-K, and is incorporated herein by reference.

         The information contained in this report and the exhibit hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filings made by Smith International, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

         99.1 Press Release dated January 28, 2005 with respect to the Registrant's financial results for the quarter and year ended December 31, 2004.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SMITH INTERNATIONAL, INC.


                                         /s/ NEAL S. SUTTON
                                         ---------------------------------------

                                         By:  Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary

Date: January 28, 2005


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                                  EXHIBIT INDEX


    EXHIBIT NO.         DESCRIPTION
    -----------         -----------
        99.1            Press Release by the Registrant dated January 28, 2005.